                                                           Exhibit No. EX-99.q.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of CHESWOLD LANE FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust,  which has filed or will file with the U.S.  Securities  and Exchange
Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933,
as  amended,   and/or  the  Investment  Company  Act  of  1940,  as  amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes  and appoints Eric F. Scharpf and Matthew H. Taylor,  and each of them,  with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 2nd day of June, 2006.

                                            /s/ Eric F. Scharpf
                                            Eric F. Scharpf

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of CHESWOLD LANE FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust,  which has filed or will file with the U.S.  Securities  and Exchange
Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933,
as  amended,   and/or  the  Investment  Company  Act  of  1940,  as  amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes  and appoints Eric F. Scharpf and Matthew H. Taylor,  and each of them,  with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 2nd day of June, 2006.

                                            /s/ George E. Boudreau
                                            George E. Boudreau

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of CHESWOLD LANE FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust,  which has filed or will file with the U.S.  Securities  and Exchange
Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933,
as  amended,   and/or  the  Investment  Company  Act  of  1940,  as  amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes  and appoints Eric F. Scharpf and Matthew H. Taylor,  and each of them,  with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 2nd day of June, 2006.

                                            /s/ Eugenie G. Logue
                                            Eugenie G. Logue

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of CHESWOLD LANE FUNDS (the "Trust"),  a Delaware  statutory trust, and the Trust,  which has filed or will file with the U.S.  Securities  and Exchange
Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933,
as  amended,   and/or  the  Investment  Company  Act  of  1940,  as  amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes  and appoints Eric F. Scharpf and Matthew H. Taylor,  and each of them,  with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 2nd day of June, 2006.

                                            /s/ Paul Chi
                                            Paul Chi